                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 15, 2003


                            CRESCENT OPERATING, INC.
               (Exact name of registrant as specified in charter)


             Delaware                     000-22725               75-2701931
   (State or other jurisdiction          (Commission            (IRS Employer
        of incorporation)               file number)         Identification No.)

             777 Main Street
               Suite 1240
            Fort Worth, Texas                                       76102
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (817) 321-1602

                                777 Taylor Street
                                   Suite 1050
                             Fort Worth, Texas 76102
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of Jeffrey L. Stevens, Crescent Operating's President, Chief Executive Officer and Chief Financial and Accounting Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification"). The Certification accompanied, as correspondence to the Securities and Exchange Commission, the filing on January 15, 2003 of Amendment No. 1 to Crescent Operating's Annual Report on Form 10-K/A for the year ended December 31, 2001.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Crescent Operating has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CRESCENT OPERATING, INC.

Date: January 15, 2003

                                             By: /s/ JEFFREY L. STEVENS
                                                --------------------------------
                                                 Jeffrey L. Stevens
                                                 President, Chief Executive
                                                 Officer, and Chief Financial
                                                 and Accounting Officer

                                  EXHIBIT INDEX


       EXHIBIT NO.        DESCRIPTION
       -----------        -----------
       99.1               Certification of Jeffrey L. Stevens, President, Chief Executive Officer and Chief
                          Financial and Accounting Officer of Crescent Operating, Inc., dated January 15,
                          2003, relating to Amendment No. 1 to Crescent Operating's Annual Report on Form
                          10-K/A for the year ended December 31, 2001.